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MLMT 2004-BPC1                     TERM SHEET                         10/28/2004

Modified After red

                     MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

TRANCHE         S&P                 FITCH                      FACE                   %        SUB LEVEL                  WAL
-------         ---                 -----                      ----                   -        ---------                  ---

a1              AAA                 AAA               55,381,000.00               4.457           12.375              2.58604
a2              AAA                 AAA              138,500,000.00              11.146           12.375              4.81076
a3              AAA                 AAA              171,324,000.00              13.787           12.375              6.82449
a4              AAA                 AAA               40,800,000.00               3.283           12.375              8.13753
a5              AAA                 AAA              499,992,000.00              40.236           12.375              9.77495
a1a             AAA                 AAA              182,874,000.00              14.716           12.375              7.38700
b               AA                  AA                26,407,000.00               2.125           10.250              9.92222
c               AA-                 AA-               12,426,000.00               1.000            9.250              9.92222
d               A                   A                 18,640,000.00               1.500            7.750             10.00162
e               A-                  A-                 9,320,000.00               0.750            7.000             10.00556
f               BBB+                BBB+              15,533,000.00               1.250            5.750             10.00556
g               BBB                 BBB               10,873,000.00               0.875            4.875             10.00556
h               BBB-                BBB-              15,533,000.00               1.250            3.625             10.00556
j               BB+                 BB+                6,213,000.00               0.500            3.125             10.00556
k               BB                  BB                 4,660,000.00               0.375            2.750             10.16200
l               BB-                 BB-                6,214,000.00               0.500            2.250             10.42222
m               B+                  B+                 4,659,000.00               0.375            1.875             10.42222
n               B                   B                  3,107,000.00               0.250            1.625             10.42222
p               B-                  B-                 3,107,000.00               0.250            1.375             10.97033
q               NR                  NR                17,086,659.00               1.375            0.000             15.92528
xc              AAA                 AAA            1,242,649,659.00                                                   8.20427
xp              AAA                 AAA            1,210,412,000.00                                                   5.73907

R-I
R-II
                                                   1,242,649,659.00             100.000

TRANCHE        PRIN WINDOW      PRIN WINDOW    EXPECTED MATURITY    COUPON DESC     INITIAL CPN       CUSIP           ISIN NO.
-------        -----------      -----------    -----------------    -----------     -----------       -----           --------

a1              12/04-07/09       1-56              7/12/2009     Fixed               3.4880        59022H ET 5     US59022HET59
a2              07/09-11/10       56- 72           11/12/2010     Fixed               3.9490        59022H EU 2     US59022HEU23
a3              11/10-12/11       72- 85           12/12/2011     Fixed, NWAC Cap     4.3520        59022H EV 0     US59022HEV06
a4              12/11-01/14       85-110            1/12/2014     Fixed, NWAC Cap     4.5750        59022H EW 8     US59022HEW88
a5              01/14-10/14       110-119          10/12/2014     Fixed, NWAC Cap     4.7560        59022H EX 6     US59022HEX61
a1a             12/04-10/14       1-119            10/12/2014     Fixed, NWAC Cap     4.4600        59022H EY 4     US59022HEY45
b               10/14-10/14       119-119          10/12/2014     Fixed, NWAC Cap     4.8300        59022H EZ 1     US59022HEZ10
c               10/14-10/14       119-119          10/12/2014     Fixed, NWAC Cap     4.8600        59022H FA 5     US59022HFA59
d               10/14-11/14       119-120          11/12/2014     Fixed, NWAC Cap     4.9080        59022H FB 3     US59022HFB33
e               11/14-11/14       120-120          11/12/2014     Fixed, NWAC Cap     4.9970        59022H FE 7     US59022HFE71
f               11/14-11/14       120-120          11/12/2014     NWAC - 0.532        5.0885        59022H FF 4     US59022HFF47
g               11/14-11/14       120-120          11/12/2014     NWAC - 0.433        5.1875        59022H FG 2     US59022HFG20
h               11/14-11/14       120-120          11/12/2014     NWAC-0.000          5.6205        59022H FH 0     US59022HFH03
j               11/14-11/14       120-120          11/12/2014     Fixed, NWAC Cap     4.4880        59022H FJ 6     US59022HFJ68
k               11/14-04/15       120-125           4/12/2015     Fixed, NWAC Cap     4.4880        59022H FK 3     US59022HFK32
l               04/15-04/15       125-125           4/12/2015     Fixed, NWAC Cap     4.4880        59022H FL 1     US59022HFL15
m               04/15-04/15       125-125           4/12/2015     Fixed, NWAC Cap     4.4880        59022H FM 9     US59022HFM97
n               04/15-04/15       125-125           4/12/2015     Fixed, NWAC Cap     4.4880        59022H FN 7     US59022HFN70
p               04/15-04/17       125-149           4/12/2017     Fixed, NWAC Cap     4.4880        59022H FP 2     US59022HFP29
q               04/17-10/22       149-215          10/12/2022     Fixed, NWAC Cap     4.4880        59022H FQ 0     US59022HFQ02
xc              12/04-10/22       1-215            10/12/2022     Variable IO        0.06127        59022H FC 1     US59022HFC16
xp              05/05-05/12       6--90             5/12/2012     Variable IO        1.06684        59022H FD 9     US59022HFD98

R-I                                                                                                 59022H FR 8     US59022HFR84
R-II                                                                                                59022H FS 6     US59022HFS67